UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
          CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

Filed by the Registrant                         [ ]
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    (as permitted by rule 14a-6(e)(2))
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[ ] Soliciting Material Pursuant to sec. 240.14a-12


                                 SIX FLAGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  RED ZONE LLC
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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                  ____________________________________________

          The following press release was issued on November 22, 2005.

                  Red Zone's Consent Solicitation is Successful


            Stockholders Representing in Excess of 57% of Six Flags'
                 Shares Outstanding Support Red Zone's Proposals

ASHBURN, Va.-- Nov. 22, 2005--Red Zone LLC announced today that it has received and delivered to the registered agent of Six Flags, Inc. (NYSE:PKS - News) written consents representing more than 57% of Six Flags' outstanding common stock.

Following certification of the consents, Kieran Burke (CEO), James Dannhauser
(CFO) and Stanley Shuman will be removed as directors and Daniel M. Snyder, Mark Shapiro and Dwight Schar will be appointed to the board.

"I want to thank Six Flags' stockholders for their confidence in Red Zone and my fellow nominees," Mr. Snyder said. "With the holders of more than 57% of the outstanding common stock consenting to our proposals, stockholders have sent a clear message that it is time for change at Six Flags."

Mr. Shapiro added, "We look forward to working hard and bringing new life to Six Flags while increasing shareholder value."

Although Red Zone has delivered sufficient consents for its proposals to be adopted, shareholders may continue to submit their WHITE consent cards until the consent solicitation period expires on or about December 24, 2005.

Red Zone LLC is a Virginia-based private investment group. Daniel M. Snyder, owner of the Washington Redskins NFL franchise, is managing member of the organization.


Contact:
Red Zone LLC
Karl Swanson, 703-726-7135
swansonk@redskins.com